Exhibit 10.3.2a

Bombardier Capital Inc.                             INVENTORY SECURITY AGREEMENT
                                                           AND POWER OF ATTORNEY



1. Parties: The parties to this Agreement are Bombardier Capital Inc. ("BCI") and the Dealer who has signed at the end of this Agreement ("Dealer").

2. Advances: At Dealer's request, BCI, at its option, will advance funds for the acquisition of Dealer's Inventory ("Inventory"), or for such other purpose satisfactory to BCI, secured, in whole part, by a security interest in the Collateral described in Paragraph 4 below. In each case, BCI will send Dealer a schedule or schedules as described in Paragraph 3 below. If Dealer does not agree with the schedule(s), it must immediately notify BCI in writing of any objections. Dealer's failure to notify BCI of its objections within seven (7) days shall constitute an acceptance of the schedule(s).

3. Payment: Dealer shall repay BCI in accordance with either or a combination of the following Plans, which shall be chosen at the sole discretion of
     BCI:

      a) Pay As Sold Plan: BCI shall deliver to Dealer a schedule or schedules listing each item of Inventory on which BCI has advanced funds and the amount of the advance. Immediately upon the sale of each item of Inventory, Dealer will pay to BCI the total amount due on that item. Dealer will pay to BCI the total amount due on unsold Inventory within the period established from time to time by BCI or upon demand by BCI, whichever first occurs and will pay such curtailments as BCI may require.

      b) Scheduled Payment Plan: BCI shall deliver to Dealer a schedule or schedules listing the repayment terms for the Inventory on which it has advanced funds and the amount of the advance. Dealer will thereafter pay to BCI the payment due, when due or upon demand by BCI, whichever comes first, as shown on the schedule(s) BCI supplies Dealer.

Under either Plan, Dealer agrees that:

      a) Dealer will pay BCI financing and service charges, insurance charges (if any), and late charges according to and upon receipt of the billing statements which BCI delivers to Dealer and within the time specified by BCI.

      b) BCI, at its discretion, may at any time and without notice to Dealer apply or reapply any monies received from Dealer in payment of any Dealer's obligations or liabilities to BCI, in such order of application as BCI may determine.

4.   Collateral:

      a) In order to secure repayment to BCI of all extensions of credit made by BCI under this Agreement, and to secure payment of all other debts or liabilities and performance of all obligations of Dealer to BCI, whether now existing or hereafter existing, Dealer agrees that BCI shall have and hereby grants to BCI a security interest in all of the rights, titles and interests (whether now existing or hereafter arising or acquired from time to time) of the Dealer in, to and under all Inventory, including but not limited to, all goods manufactured and/or sold by any manufacturer, distributor or seller, which inventory is owned by Dealer or in which Dealer has an interest, the purchase of which was financed or floorplanned by BCI for the Dealer of whatever kind or nature, wherever located, and all returns, repossessions, exchanges, substitutions, replacements, attachments, parts, accessories and accessions thereto and thereof, and all other goods used or intended to be used in conjunction therewith and all proceeds and products thereof, and documents relating thereto (the "Collateral").

      b) Dealer shall execute and deliver such financing statements and amendments thereto and all further writings as BCI shall request to accomplish the purpose of this Agreement and Dealer shall bear all the costs of recording and perfection.

5.   Dealer's Duties: Dealer agrees:

     a) That upon purchase of each item of Inventory, Dealer shall deliver to BCI upon request, the Certificate of Title or Certificate of Origin issued for same, if any, and BCI shall have the right to have its lien, encumbrance or security interest noted thereon and/or retain such Certificate of Origin.

     b) To sell and deliver Inventory only in the ordinary course of business and not to use, rent or dispose of Collateral except as herein provided, nor permit any encumbrance upon the Collateral without BCI's prior written consent.

     c) To keep all Collateral in good order, repair and operating condition, and to pay all transportation and storage charges on the Collateral.

     d) To pay immediately all taxes, expenses, assessments and charges which may now or hereafter be levied or assessed against the Collateral.

     e) To hold any funds and proceeds payable to BCI, in the same form as received, IN TRUST for BCI, separate and apart from Dealer's funds and goods. BCI shall apply all amounts so received from Dealer toward the payment of and liabilities of Dealer, in such order of application as BCI may determine.

     f) To reimburse BCI for BCI's expense and cost incurred in connection with inspections of the Collateral, and its collection and administration costs.

     g) That for purposes of determining the rate of charge hereunder, any other language herein to the contrary notwithstanding, charges shall be deemed to have been accrued and accruing from the date of purchase of each item of Inventory and shall be determined on an annualized basis (without regard to any "free-flooring" period).

     h) Dealer agrees to keep all Collateral insured against risks covered by standard forms of fire, theft and extended coverage insurance and such other risks as may be required by BCI, in such amounts and under such policies issued by such insurance company or companies as are satisfactory to BCI. BCI shall be named either as a co-insured or under a loss payable clause, to the extent its interest may appear. Should Dealer fail to procure such insurance upon request, BCI may, but is not obligated to, procure the same and collect the cost thereof from Dealer.

     i) To keep all of the Collateral only at its place(s) of business referred to in Section 13 and to permit BCI to inspect the Collateral during Dealer's business hours and at other reasonable times and to inspect and make copies of Dealer's books and records.

     j) Dealer shall at all times keep full and accurate records of its business and Dealer shall upon demand, furnish BCI all such information regarding Dealer's business and financial condition as BCI may reasonably request.

     k) That BCI may hold any sums or monies belonging to the Dealer which come into the possession of BCI and may apply all or a portion of said sums or monies to any outstanding indebtedness, liabilities or obligations of the Dealer.

6.   Power of Attorney: Dealer grants to BCI:

     a) A power of attorney under which BCI may a) execute on behalf of Dealer any notes, chattel paper, UCC financing statements, amendments thereto and continuations thereof (or similar statements of notice, registration, amendment or continuation under the laws of any jurisdiction), or other writing in connection with this Agreement or the Collateral as BCI may require for the purpose of protecting, maintaining or enforcing the Collateral or the security interest granted to BCI in the Collateral and

     b) adjust, make, pursue, settle and collect any insurance claim in connection with this Agreement, as attorney-in-fact for Dealer.

7.   Default: The following shall constitute default under this Agreement:

     a) Any breach or failure of Dealer to observe or perform any of its obligations, covenants or undertakings hereunder.

     b) Misrepresentation by Dealer to BCI in connection with the business and financial condition of Dealer or relating to Collateral.

     c) Death or dissolution of Dealer, or if any action or proceedings to dissolve Dealer be instituted.

     d) Dealer becoming insolvent or making an assignment for the benefit of creditors, or if a Petition in Bankruptcy is filed by or against Dealer, or a complaint in equity or other proceedings for the appointment of a receiver for Dealer is filed, or if proceedings for reorganization or for composition with creditors under any law be instituted by or against Dealer, or if any or all of the goods of Dealer shall be attached.

     e)   BCI in good faith deems itself insecure.

8. Remedies: If Dealer defaults, BCI can, at its option and without notice, demand immediate payment of all obligations under this Agreement and any other indebtedness owed to BCI. BCI shall have all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the jurisdiction where the Collateral is kept including, but not limited to, the right to enter any of Dealer's premises with or without legal process, but without force, and to take possession and remove the Collateral. At BCI's request and to the extent Dealer may lawfully do so, Dealer will assemble, prepare for removal and make available to BCI at a place to be designated by BCI which is reasonably convenient to both parties such items of Collateral as BCI may deem sufficient to cover all of Dealer's obligations to BCI. Dealer agrees that private sale of any item financed by BCI at the amount owed to BCI on that item, less a reasonable restocking charge shall be a commercially reasonable method of disposition. Five (5) days written notice of public sale date or the date after which a private sale may occur shall be a reasonable notice. BCI shall not be chargeable with responsibility for the accuracy or validity of any document or for the existence or value of any Collateral. Dealer further agrees to pay reasonable attorney's fees and legal expenses incurred by BCI in enforcing this Agreement after default by Dealer. To the extent not prohibited by law, Dealer waives all valuation and exemption laws and releases all right of appeal after payment in full.

9. Time and Acknowledgement: Time is of the essence in the performance of Dealer's duties, but the failure of BCI to enforce its rights under this Agreement shall not be deemed a waiver of BCI's rights under this Agreement. Dealer will not assert against BCI any claim or defense Dealer may have against any seller of goods to Dealer. Dealer acknowledges receipt of a copy of this Agreement.


10. Assignment: This Agreement may be assigned by BCI but Dealer may not assign this Agreement without the prior written consent of BCI.

11. Modification: This Agreement may not be modified, altered or amended in any manner whatsoever, except by a further agreement in writing signed by both Dealer and BCI.

12. Governing Law: The validity, enforceability and interpretation of this Agreement shall be governed by the laws of the State of New York.

13. Dealer Business and Warehouse Addresses: (Attach a schedule if more space required.)

Location #1
1819 Gordon Highway
Augusta, GA 30909

Location #2
1878 Gordon hwy
Augusta, GA 30904

Location #3


Location #4


Effective as of the 23 day of July 1998.


                                          DEALER: Big Daddy's Mobile Homes, Inc.
                                          --------------------------------------
WITNESS:                                  Type or print name of Dealer
(OR ATTEST)
                                          By: /s/ E. Samuel Evans
                                          -----------------------
/s/ Brenda Ferron
-----------------
Secretary                                 Name: E. Samuel Evans
(SEAL)
                                          Title: President


Accepted by:                              By:
BOMBARDIER CAPITAL INC.
                                          Name:
By:
                                          Title:
Title:

            ACKNOWLEDGMENT BY DEALER IF INDIVIDUAL(S) OR PARTNERSHIP

     STATE OF
     COUNTY OF

     On this the ____ day of _______, 19__ before me personally appeared ______________known to me to be the person(s) whose name(s) is (are) subscribed to the foregoing Inventory Security Agreement and Power of Attorney and acknowledged that he (they) voluntarily executed the same for the purposes therein contained.

     In Witness Whereof I Hereunto set my hand and Official Seal.



                                                  ------------------------------
                                                                   Notary Public



                    ACKNOWLEDGMENT BY DEALER IF A CORPORATION

  STATE OF Georgia
  COUNTY OF Richmond

     On this the 23 day of July____, 1998 before me personally appeared E. Samuel Evans who acknowledged himself to be the President of Big Daddy's Mobile Homes, Inc., a corporation, and that he, being authorized by the Board of Directors, voluntarily executed the foregoing Inventory Security Agreement and Power of Attorney for the purposes therein contained, by signing the name of the corporation by himself.

     In Witness Whereof I Hereto set my hand and Official Seal.

                                                            /s/ Frances M. Flake
                                                            --------------------
                                                                   Notary Public

Bombardier Capital                                            FIRST AMENDMENT TO
                                                    INVENTORY SECURITY AGREEMENT
                                                           AND POWER TO ATTORNEY

     This First Amendment to Inventory Security Agreement and Power of Attorney is made as of the 23 day of July, 1998, by and between Bombardier Capital Inc. ("BCI") and Big Daddy's Mobile Homes, Inc. ("Dealer").

     WHEREAS, BCI and Dealer entered into a certain Inventory Security Agreement and Power of Attorney dated as of 07-23-98 (the "ISA") under and pursuant to which BCI provided certain financing to the Dealer for the purchase by Dealer of inventory (as that term is defined in the ISA and incorporated herein by reference);

     WHEREAS, the ISA called for the Dealer to pay BCI certain sums in connection with financing provided by BCI under and pursuant to the ISA;

     WHEREAS, BCI and the Dealer wish to amend the ISA for the purpose of further clarifying their existing agreement with respect to rates charged to the Dealer by BCI under and pursuant to the ISA.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, BCI and the Dealer hereby agree that the ISA is amended to add the following two paragraphs after the second of the two paragraphs lettered b) in Section 3 of the ISA:

     c) The specific interest rate(s) charged to Dealer are stated on individual financial program letters, which letters may be obtained by the Dealer from BCI representatives. The interest rates charged at any given time are determined by the financial programs in force for the specific products that Dealer purchases under this Agreement, and Dealer and BCI agree that the rates charged may fluctuate over time and may vary depending on factors such as the type and brand of Inventory purchased, time of year, age of the Inventory, and/or payment habits of Dealer.

     d) It is the intention of BCI to conform to all applicable laws governing the rates of interest that may be charged. If the amount contracted for, charged or received by BCI exceeds the maximum amount permitted by law, it is agreed that such excess will be considered an error and canceled immediately and, if already paid, shall be refunded to the Dealer or, at BCI's option, applied to other outstanding liabilities of Dealer to BCI.

     As hereby amended, the ISA is affirmed and ratified in all respects.


BCI:                                      DEALER: Big Daddy's Mobile Homes, Inc.


By:                                       By: /s/ E. Samuel Evans
--------------------                      -----------------------


Title:                                    Title: President




                                          By:

                                          Title:

Bombardier Capital Inc.                                     MANUFACTURED HOUSING
                                                           ADDENDUM TO INVENTORY
                                                          SECURITY AGREEMENT AND
                                                               POWER OF ATTORNEY


     This Manufactured Housing Addendum (this "Addendum" is made as of the date stated below by and between Big Daddy's Mobile Homes, Inc. having its principal place of business at 1819 Gordon Highway Augusta, GA 30909 ("Debtor") and BOMBARDIER CAPITAL INC., having an office at Colchester, Vermont ("Secured Party"). The parties intend that this addendum be an addendum to that certain Inventory Security Agreement and Power of Attorney (the "ISA") either heretofore or contemporaneously herewith signed by the parties hereto in consideration for which Secured Party from time to time may grant extensions of credit to or on behalf of Debtor so that Debtor may acquire Debtor's "Inventory" as that term is defined in the ISA.

1. All capitalized terms not otherwise defined herein shall have the same meanings as ascribed to those terms in the ISA. Except as amended by this Addendum, the ISA remains unchanged and in full force and effect between the parties in accordance with its terms. The ISA and this Addendum together with any other amendments thereto constitute a singular agreement between the parties.

2. Other than as part of a delivery and set-up service to a purchaser buying Inventory in the ordinary course of Debtor's business, Debtor agrees never to affix any Inventory to any real property in such a manner as o become a "fixture" without first notifying Secured Party and obtaining Secured Party's express written permission to do so.

3. Debtor agrees to notify Secured Party in writing of the exact address (including a complete e legal description) of any real estate upon which Debtor places any Inventory, regardless of the manner of affixation. Debtor further agrees to notify in writing (with a copy to Secured Party) any owner or encumbrancer of real estate upon which debtor places any Inventory of the existence of Secured Party's security interest in Debtor's Inventory. In the event Debtor, or any legal entity all or a majority of which is owned or controlled by Debtor, is the owner or encumbrancer of such real estate, Debtor, for him-, her-, or itself, and/or on behalf of such other entity and, in the capacity of owner or encumbrancer, hereby consents to Secured Party's security interest in such Inventory and disclaims any interest in such Inventory as fixtures.

4. Debtor agrees to execute and deliver to Secured Party at any time or from time to time any instrument, document, financing statement, continuation statement, assignment, manufacturer's statement or certificate of origin or of title and any certificate of title issued by any state or political subdivision evidencing that title to a particular item of Inventory is held in the name of Debtor (collectively, "Title Documents"), or any other writing which secured party may deem necessary or desirable to perfect secured Party's security interest in the Inventory, and t pay all recordation costs and taxes incident to filing or recording any such instrument, document, statement, assignment, lien on title documents, or other such writing.

5. Debtor, for its own convenience, hereby requests, authorizes and empowers Secured Party, or any employee, agent or representative of Secured Party's designation, for and on behalf and in the name of Debtor, and as Debtor's lawful attorney-in-fact, to execute, deliver and record any financing statements, continuation statements and the like giving notice of Inventory floorplan financing done or to be done under this Addendum and the ISA.

     IN WITNESS WHEREOF, the parties have caused this Addendum to be duly signed on FEBRUARY 11, 1998.


ACCEPTED BY:                                                              (Seal)
BOMBARDIER CAPITAL INC.                       Augusta Housing Center, Inc.
-----------------------                       ----------------------------


By:                                           By: /s/ E. Samuel Evans
---------------------                         -----------------------
                                              (Signature) (and Title if Debtor
                                              is a corporation)

                                              Title: E. Samuel Evans - President



Attest:                                       Witness: /s/ Brenda Ferron
---------------------                         --------------------------
                                              (Signature)(Secretary if Debtor
                                              is a corporation)

(If a corporation, Debtor's corporate seal must be affixed, and its Secretary must sign on line marked "Witness")

                      ACKNOWLEDGEMENT FOR INDIVIDUAL DEBTOR

STATE OF ________________________: CITY/COUNTY OF ___________________:TO WIT:

     I HEREBY CERTIFY that on this ________ day of _____________, 19_____, before me, the subscriber, a Notary Public in and for the State and City/County aforesaid, personally appeared ____________________________________ known to me or satisfactorily proven to be the person executing the foregoing Addendum as Debtor, who acknowledged that (s)he has executed the foregoing Addendum in his/her individual capacity and that the same is he/her act and deed.

My Commission Expires on_______________     ____________________________________
                                                                   Notary Public


               ACKNOWLEDGEMENT FOR PARTNERSHIP OR CORPORATE DEBTOR

STATE OF GEORGIA: CITY/COUNTY OF RICHMOND: TO WIT:

     I HEREBY CERTIFY that on this 11th day of February, 1997, before me, the subscriber, a Notary Public in and for the State and city/County aforesaid, personally appeared E. Samuel Evans known to me or satisfactorily proven to be the person executing the foregoing Addendum on behalf of the Debtor, who acknowledged that (s)he is a President of the Debtor, ( ) a partnership (X) a corporation, and that, as such President, (s)he is duly authorized to execute and has executed the foregoing Addendum on behalf of the debtor for the purpose therein set forth by signing the name of the Debtor and that the same is the at and deed of the Debtor.

My commission Expires on June 10, 2000.                      /s/Frances M. Flake
---------------------------------------                      -------------------
                                                                   Notary Public

                                                                Exhibit 10.3.2aa

Bombardier Capital Inc.                             INVENTORY SECURITY AGREEMENT
                                                           AND POWER OF ATTORNEY



1. Parties: The parties to this Agreement are Bombardier Capital Inc. ("BCI") and the Dealer who has signed at the end of this Agreement ("Dealer").

2. Advances: At Dealer's request, BCI, at its option, will advance funds for the acquisition of Dealer's Inventory ("Inventory"), or for such other purpose satisfactory to BCI, secured, in whole part, by a security interest in the Collateral described in Paragraph 4 below. In each case, BCI will send Dealer a schedule or schedules as described in Paragraph 3 below. If Dealer does not agree with the schedule(s), it must immediately notify BCI in writing of any objections. Dealer's failure to notify BCI of its objections within seven (7) days shall constitute an acceptance of the schedule(s).

3. Payment: Dealer shall repay BCI in accordance with either or a combination of the following Plans, which shall be chosen at the sole discretion of
     BCI:

     a) Pay As Sold Plan: BCI shall deliver to Dealer a schedule or schedules listing each item of Inventory on which BCI has advanced funds and the amount of the advance. Immediately upon the sale of each item of Inventory, Dealer will pay to BCI the total amount due on that item. Dealer will pay to BCI the total amount due on unsold Inventory within the period established from time to time by BCI or upon demand by BCI, whichever first occurs and will pay such curtailments as BCI may require.

     b) Scheduled Payment Plan: BCI shall deliver to Dealer a schedule or schedules listing the repayment terms for the Inventory on which it has advanced funds and the amount of the advance. Dealer will thereafter pay to BCI the payment due, when due or upon demand by BCI, whichever comes first, as shown on the schedule(s) BCI supplies Dealer.

Under either Plan, Dealer agrees that:

     a) Dealer will pay BCI financing and service charges, insurance charges (if any), and late charges according to and upon receipt of the billing statements which BCI delivers to Dealer and within the time specified by BCI.

     b) BCI, at its discretion, may at any time and without notice to Dealer apply or reapply any monies received from Dealer in payment of any Dealer's obligations or liabilities to BCI, in such order of application as BCI may determine.

4.   Collateral:

     a) In order to secure repayment to BCI of all extensions of credit made by BCI under this Agreement, and to secure payment of all other debts or liabilities and performance of all obligations of Dealer to BCI, whether now existing or hereafter existing, Dealer agrees that BCI shall have and hereby grants to BCI a security interest in all of the rights, titles and interests (whether now existing or hereafter arising or acquired from time to time) of the Dealer in, to and under all Inventory, including but not limited to, all goods manufactured and/or sold by any manufacturer, distributor or seller, which inventory is owned by Dealer or in which Dealer has an interest, the purchase of which was financed or floorplanned by BCI for the Dealer of whatever kind or nature, wherever located, and all returns, repossessions, exchanges, substitutions, replacements, attachments, parts, accessories and accessions thereto and thereof, and all other goods used or intended to be used in conjunction therewith and all proceeds and products thereof, and documents relating thereto (the "Collateral").

     b) Dealer shall execute and deliver such financing statements and amendments thereto and all further writings as BCI shall request to accomplish the purpose of this Agreement and Dealer shall bear all the costs of recording and perfection.

5.   Dealer's Duties: Dealer agrees:

     a) That upon purchase of each item of Inventory, Dealer shall deliver to BCI upon request, the Certificate of Title or Certificate of Origin issued for same, if any, and BCI shall have the right to have its lien, encumbrance or security interest noted thereon and/or retain such Certificate of Origin.

     b) To sell and deliver Inventory only in the ordinary course of business and not to use, rent or dispose of Collateral except as herein provided, nor permit any encumbrance upon the Collateral without BCI's prior written consent.

     c) To keep all Collateral in good order, repair and operating condition, and to pay all transportation and storage charges on the Collateral.

     d) To pay immediately all taxes, expenses, assessments and charges which may now or hereafter be levied or assessed against the Collateral.

     e) To hold any funds and proceeds payable to BCI, in the same form as received, IN TRUST for BCI, separate and apart from Dealer's funds and goods. BCI shall apply all amounts so received from Dealer toward the payment of and liabilities of Dealer, in such order of application as BCI may determine.

     f) To reimburse BCI for BCI's expense and cost incurred in connection with inspections of the Collateral, and its collection and administration costs.

     g) That for purposes of determining the rate of charge hereunder, any other language herein to the contrary notwithstanding, charges shall be deemed to have been accrued and accruing from the date of purchase of each item of Inventory and shall be determined on an annualized basis (without regard to any 'free-flooring" period).

     h) Dealer agrees to keep all Collateral insured against risks covered by standard forms of fire, theft and extended coverage insurance and such other risks as may be required by BCI, in such amounts and under such policies issued by such insurance company or companies as are satisfactory to BCI. BCI shall be named either as a co-insured or under a loss payable clause, to the extent its interest may appear. Should Dealer fail to procure such insurance upon request, BCI may, but is not obligated to, procure the same and collect the cost thereof from Dealer.

     i) To keep all of the Collateral only at its place(s) of business referred to in Section 13 and to permit BCI to inspect the Collateral during Dealer's business hours and at other reasonable times and to inspect and make copies of Dealer's books and records.

     j) Dealer shall at all times keep full and accurate records of its business and Dealer shall upon demand, furnish BCI all such information regarding Dealer's business and financial condition as BCI may reasonably request.

     k) That BCI may hold any sums or monies belonging to the Dealer which come into the possession of BCI and may apply all or a portion of said sums or monies to any outstanding indebtedness, liabilities or obligations of the Dealer.

6.   Power of Attorney: Dealer grants to BCI:

     a) A power of attorney under which BCI may a) execute on behalf of Dealer any notes, chattel paper, UCC financing statements, amendments thereto and continuations thereof (or similar statements of notice, registration, amendment or continuation under the laws of any jurisdiction), or other writing in connection with this Agreement or the Collateral as BCI may require for the purpose of protecting, maintaining or enforcing the Collateral or the security interest granted to BCI in the Collateral and

     b) adjust, make, pursue, settle and collect any insurance claim in connection with this Agreement, as attorney-in-fact for Dealer.

7.   Default: The following shall constitute default under this Agreement:

     a) Any breach or failure of Dealer to observe or perform any of its obligations, covenants or undertakings hereunder.

     b) Misrepresentation by Dealer to BCI in connection with the business and financial condition of Dealer or relating to Collateral.

     c) Death or dissolution of Dealer, or if any action or proceedings to dissolve Dealer be instituted.

     d) Dealer becoming insolvent or making an assignment for the benefit of creditors, or if a Petition in Bankruptcy is filed by or against Dealer, or a complaint in equity or other proceedings for the appointment of a receiver for Dealer is filed, or if proceedings for reorganization or for composition with creditors under any law be instituted by or against Dealer, or if any or all of the goods of Dealer shall be attached.

     e)   BCI in good faith deems itself insecure.

8. Remedies: If Dealer defaults, BCI can, at its option and without notice, demand immediate payment of all obligations under this Agreement and any other indebtedness owed to BCI. BCI shall have all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the jurisdiction where the Collateral is kept including, but not limited to, the right to enter any of Dealer's premises with or without legal process, but without force, and to take possession and remove the Collateral. At BCI's request and to the extent Dealer may lawfully do so, Dealer will assemble, prepare for removal and make available to BCI at a place to be designated by BCI which is reasonably convenient to both parties such items of Collateral as BCI may deem sufficient to cover all of Dealer's obligations to BCI. Dealer agrees that private sale of any item financed by BCI at the amount owed to BCI on that item, less a reasonable restocking charge shall be a commercially reasonable method of disposition. Five (5) days written notice of public sale date or the date after which a private sale may occur shall be a reasonable notice. BCI shall not be chargeable with responsibility for the accuracy or validity of any document or for the existence or value of any Collateral. Dealer further agrees to pay reasonable attorney's fees and legal expenses incurred by BCI in enforcing this Agreement after default by Dealer. To the extent not prohibited by law, Dealer waives all valuation and exemption laws and releases all right of appeal after payment in full.

9. Time and Acknowledgement: Time is of the essence in the performance of Dealer's duties, but the failure of BCI to enforce its rights under this Agreement shall not be deemed a waiver of BCI's rights under this Agreement. Dealer will not assert against BCI any claim or defense Dealer may have against any seller of goods to Dealer. Dealer acknowledges receipt of a copy of this Agreement.

10. Assignment: This Agreement may be assigned by BCI but Dealer may not assign this Agreement without the prior written consent of BCI.

11. Modification: This Agreement may not be modified, altered or amended in any manner whatsoever, except by a further agreement in writing signed by both Dealer and BCI.

12. Governing Law: The validity, enforceability and interpretation of this Agreement shall be governed by the laws of the State of New York.

13. Dealer Business and Warehouse Addresses: (Attach a schedule if more space required.)

Location #1
1919 Gordon Highway
Augusta, GA  30909

Location #2



Location #3


Location #4


Effective as of the 6 day of February 19 98


                                            DEALER: Augusta Housing Center, Inc.
                                            ------------------------------------
WITNESS:                                    Type or print name of Dealer
(OR ATTEST)
                                            By: /s/ E. Samuel Evans
                                            -----------------------
/s/ Brenda Ferron    (SEAL)
-----------------    ------
Secretary                                   Name: E. Samuel Evans

                                            Title: President


Accepted by:                                By:
BOMBARDIER CAPITAL INC.
                                            Name:
By /s/ S. Harris
----------------
                                            Title:
Title: Credit Manager

            ACKNOWLEDGMENT BY DEALER IF INDIVIDUAL(S) OR PARTNERSHIP

     STATE OF
     COUNTY OF

     On this the ____ day of _______, 19__ before me personally appeared ______________known to me to be the person(s) whose name(s) is (are) subscribed to the foregoing Inventory Security Agreement and Power of Attorney and acknowledged that he (they) voluntarily executed the same for the purposes therein contained.

     In Witness Whereof I Hereunto set my hand and Official Seal.

                                                --------------------------------
                                                                   Notary Public



                    ACKNOWLEDGMENT BY DEALER IF A CORPORATION

  STATE OF  GEORGIA
  COUNTY OF  RICHMOND

     On this the 4 day of January, 1995 before me personally appeared E. Samuel Evans who acknowledged himself to be the President of Augusta Housing Center, a corporation, and that he, being authorized by the Board of Directors, voluntarily executed the foregoing Inventory Security Agreement and Power of Attorney for the purposes therein contained, by signing the name of the corporation by himself.

     In Witness Whereof I Hereto set my hand and Official Seal.

                                                                /s/Sadie G. Peek
                                                                ----------------
                                                                   Notary Public

Bombardier Capital                                            FIRST AMENDMENT TO
                                                    INVENTORY SECURITY AGREEMENT
                                                           AND POWER TO ATTORNEY

     This First Amendment to Inventory Security Agreement and Power of Attorney is made as of the 4 day of January, 1995, by and between Bombardier Capital Inc. ("BCI") and Augusta Housing Center, Inc. ("Dealer").

     WHEREAS, BCI and Dealer entered into a certain Inventory Security Agreement and Power of Attorney dated as of 1-4-95 (the "ISA") under and pursuant to which BCI provided certain financing to the Dealer for the purchase by Dealer of inventory (as that term is defined in the ISA and incorporated herein by reference);

     WHEREAS, the ISA called for the Dealer to pay BCI certain sums in connection with financing provided by BCI under and pursuant to the ISA;

     WHEREAS, BCI and the Dealer wish to amend the ISA for the purpose of further clarifying their existing agreement with respect to rates charged to the Dealer by BCI under and pursuant to the ISA.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, BCI and the Dealer hereby agree that the ISA is amended to add the following two paragraphs after the second of the two paragraphs lettered b) in Section 3 of the ISA:

     c) The specific interest rate(s) charged to Dealer are stated on individual financial program letters, which letters may be obtained by the Dealer from BCI representatives. The interest rates charged at any given time are determined by the financial programs in force for the specific products that Dealer purchases under this Agreement, and Dealer and BCI agree that the rates charged may fluctuate over time and may vary depending on factors such as the type and brand of Inventory purchased, time of year, age of the Inventory, and/or payment habits of Dealer.

     d) It is the intention of BCI to conform to all applicable laws governing the rates of interest that may be charged. If the amount contracted for, charged or received by BCI exceeds the maximum amount permitted by law, it is agreed that such excess will be considered an error and canceled immediately and, if already paid, shall be refunded to the Dealer or, at BCI's option, applied to other outstanding liabilities of Dealer to BCI.

     As hereby amended, the ISA is affirmed and ratified in all respects.


BCI:                                        DEALER: Apple Homes Corporation


By:                                         By: /s/ E. Samuel Evans
---------------------                       -----------------------


Title:Credit Mgr.                           Title: President




                                            By:

                                            Title:

                                                                Exhibit 10.3.2bb

Bombardier Capital Inc.                             INVENTORY SECURITY AGREEMENT
                                                           AND POWER OF ATTORNEY



1. Parties: The parties to this Agreement are Bombardier Capital Inc. ("BCI") and the Dealer who has signed at the end of this Agreement ("Dealer").

2. Advances: At Dealer's request, BCI, at its option, will advance funds for the acquisition of Dealer's Inventory ("Inventory"), or for such other purpose satisfactory to BCI, secured, in whole part, by a security interest in the Collateral described in Paragraph 4 below. In each case, BCI will send Dealer a schedule or schedules as described in Paragraph 3 below. If Dealer does not agree with the schedule(s), it must immediately notify BCI in writing of any objections. Dealer's failure to notify BCI of its objections within seven (7) days shall constitute an acceptance of the schedule(s).

3. Payment: Dealer shall repay BCI in accordance with either or a combination of the following Plans, which shall be chosen at the sole discretion of
     BCI:

     a) Pay As Sold Plan: BCI shall deliver to Dealer a schedule or schedules listing each item of Inventory on which BCI has advanced funds and the amount of the advance. Immediately upon the sale of each item of Inventory, Dealer will pay to BCI the total amount due on that item. Dealer will pay to BCI the total amount due on unsold Inventory within the period established from time to time by BCI or upon demand by BCI, whichever first occurs and will pay such curtailments as BCI may require.

     b) Scheduled Payment Plan: BCI shall deliver to Dealer a schedule or schedules listing the repayment terms for the Inventory on which it has advanced funds and the amount of the advance. Dealer will thereafter pay to BCI the payment due, when due or upon demand by BCI, whichever comes first, as shown on the schedule(s) BCI supplies Dealer.

Under either Plan, Dealer agrees that:

     a) Dealer will pay BCI financing and service charges, insurance charges (if any), and late charges according to and upon receipt of the billing statements which BCI delivers to Dealer and within the time specified by BCI.

     b) BCI, at its discretion, may at any time and without notice to Dealer apply or reapply any monies received from Dealer in payment of any Dealer's obligations or liabilities to BCI, in such order of application as BCI may determine.

4.   Collateral:

     a) In order to secure repayment to BCI of all extensions of credit made by BCI under this Agreement, and to secure payment of all other debts or liabilities and performance of all obligations of Dealer to BCI, whether now existing or hereafter existing, Dealer agrees that BCI shall have and hereby grants to BCI a security interest in all of the rights, titles and interests (whether now existing or hereafter arising or acquired from time to time) of the Dealer in, to and under all Inventory, including but not limited to, all goods manufactured and/or sold by any manufacturer, distributor or seller, which inventory is owned by Dealer or in which Dealer has an interest, the purchase of which was financed or floorplanned by BCI for the Dealer of whatever kind or nature, wherever located, and all returns, repossessions, exchanges, substitutions, replacements, attachments, parts, accessories and accessions thereto and thereof, and all other goods used or intended to be used in conjunction therewith and all proceeds and products thereof, and documents relating thereto (the "Collateral").

     b) Dealer shall execute and deliver such financing statements and amendments thereto and all further writings as BCI shall request to accomplish the purpose of this Agreement and Dealer shall bear all the costs of recording and perfection.

5.   Dealer's Duties: Dealer agrees:

     a) That upon purchase of each item of Inventory, Dealer shall deliver to BCI upon request, the Certificate of Title or Certificate of Origin issued for same, if any, and BCI shall have the right to have its lien, encumbrance or security interest noted thereon and/or retain such Certificate of Origin.

     b) To sell and deliver Inventory only in the ordinary course of business and not to use, rent or dispose of Collateral except as herein provided, nor permit any encumbrance upon the Collateral without BCI's prior written consent.

     c) To keep all Collateral in good order, repair and operating condition, and to pay all transportation and storage charges on the Collateral.

     d) To pay immediately all taxes, expenses, assessments and charges which may now or hereafter be levied or assessed against the Collateral.

     e) To hold any funds and proceeds payable to BCI, in the same form as received, IN TRUST for BCI, separate and apart from Dealer's funds and goods. BCI shall apply all amounts so received from Dealer toward the payment of and liabilities of Dealer, in such order of application as BCI may determine.

     f) To reimburse BCI for BCI's expense and cost incurred in connection with inspections of the Collateral, and its collection and administration costs.

     g) That for purposes of determining the rate of charge hereunder, any other language herein to the contrary notwithstanding, charges shall be deemed to have been accrued and accruing from the date of purchase of each item of Inventory and shall be determined on an annualized basis (without regard to any "free-flooring" period).

     h) Dealer agrees to keep all Collateral insured against risks covered by standard forms of fire, theft and extended coverage insurance and such other risks as may be required by BCI, in such amounts and under such policies issued by such insurance company or companies as are satisfactory to BCI. BCI shall be named either as a co-insured or under a loss payable clause, to the extent its interest may appear. Should Dealer fail to procure such insurance upon request, BCI may, but is not obligated to, procure the same and collect the cost thereof from Dealer.

     i) To keep all of the Collateral only at its place(s) of business referred to in Section 13 and to permit BCI to inspect the Collateral during Dealer's business hours and at other reasonable times and to inspect and make copies of Dealer's books and records.

     j) Dealer shall at all times keep full and accurate records of its business and Dealer shall upon demand, furnish BCI all such information regarding Dealer's business and financial condition as BCI may reasonably request.

     k) That BCI may hold any sums or monies belonging to the Dealer which come into the possession of BCI and may apply all or a portion of said sums or monies to any outstanding indebtedness, liabilities or obligations of the Dealer.

6.   Power of Attorney: Dealer grants to BCI:

     a) A power of attorney under which BCI may a) execute on behalf of Dealer any notes, chattel paper, UCC financing statements, amendments thereto and continuations thereof (or similar statements of notice, registration, amendment or continuation under the laws of any jurisdiction), or other writing in connection with this Agreement or the Collateral as BCI may require for the purpose of protecting, maintaining or enforcing the Collateral or the security interest granted to BCI in the Collateral and

     b) adjust, make, pursue, settle and collect any insurance claim in connection with this Agreement, as attorney-in-fact for Dealer.

7.   Default: The following shall constitute default under this Agreement:

     a) Any breach or failure of Dealer to observe or perform any of its obligations, covenants or undertakings hereunder.

     b) Misrepresentation by Dealer to BCI in connection with the business and financial condition of Dealer or relating to Collateral.

     c) Death or dissolution of Dealer, or if any action or proceedings to dissolve Dealer be instituted.

     d) Dealer becoming insolvent or making an assignment for the benefit of creditors, or if a Petition in Bankruptcy is filed by or against Dealer, or a complaint in equity or other proceedings for the appointment of a receiver for Dealer is filed, or if proceedings for reorganization or for composition with creditors under any law be instituted by or against Dealer, or if any or all of the goods of Dealer shall be attached.

     e)   BCI in good faith deems itself insecure.

8. Remedies: If Dealer defaults, BCI can, at its option and without notice, demand immediate payment of all obligations under this Agreement and any other indebtedness owed to BCI. BCI shall have all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the jurisdiction where the Collateral is kept including, but not limited to, the right to enter any of Dealer's premises with or without legal process, but without force, and to take possession and remove the Collateral. At BCI's request and to the extent Dealer may lawfully do so, Dealer will assemble, prepare for removal and make available to BCI at a place to be designated by BCI which is reasonably convenient to both parties such items of Collateral as BCI may deem sufficient to cover all of Dealer's obligations to BCI. Dealer agrees that private sale of any item financed by BCI at the amount owed to BCI on that item, less a reasonable restocking charge shall be a commercially reasonable method of disposition. Five (5) days written notice of public sale date or the date after which a private sale may occur shall be a reasonable notice. BCI shall not be chargeable with responsibility for the accuracy or validity of any document or for the existence or value of any Collateral. Dealer further agrees to pay reasonable attorney's fees and legal expenses incurred by BCI in enforcing this Agreement after default by Dealer. To the extent not prohibited by law, Dealer waives all valuation and exemption laws and releases all right of appeal after payment in full.

9. Time and Acknowledgement: Time is of the essence in the performance of Dealer's duties, but the failure of BCI to enforce its rights under this Agreement shall not be deemed a waiver of BCI's rights under this Agreement. Dealer will not assert against BCI any claim or defense Dealer may have against any seller of goods to Dealer. Dealer acknowledges receipt of a copy of this Agreement.

10. Assignment: This Agreement may be assigned by BCI but Dealer may not assign this Agreement without the prior written consent of BCI.

11. Modification: This Agreement may not be modified, altered or amended in any manner whatsoever, except by a further agreement in writing signed by both Dealer and BCI.

12. Governing Law: The validity, enforceability and interpretation of this Agreement shall be governed by the laws of the State of New York.

13. Dealer Business and Warehouse Addresses: (Attach a schedule if more space required.)

Location #1
128 Hadden Pond Road
Waynesboro, GA  30830

Location #2


Location #3


Location #4


Effective as of the 23 day of JULY 1998


                                            DEALER: Apple Homes. Inc.
                                            -------------------------
WITNESS:                                    Type or print name of Dealer
(OR ATTEST)
                                            By: /s/ E. Samuel Evans
                                            -----------------------
/s/ Brenda Ferron    (SEAL)
-----------------    ------
Secretary                                   Name: E. Samuel Evans

                                            Title: President


Accepted by:                                By:
BOMBARDIER CAPITAL INC.
                                            Name:
By /s/ S. Harris
----------------
                                            Title:
Title: Credit Manager

            ACKNOWLEDGMENT BY DEALER IF INDIVIDUAL(S) OR PARTNERSHIP

     STATE OF
     COUNTY OF

     On this the ____ day of _______, 19__ before me personally appeared ______________known to me to be the person(s) whose name(s) is (are) subscribed to the foregoing Inventory Security Agreement and Power of Attorney and acknowledged that he (they) voluntarily executed the same for the purposes therein contained.

     In Witness Whereof I Hereunto set my hand and Official Seal.

                                           -------------------------------------
                                                                   Notary Public



                    ACKNOWLEDGMENT BY DEALER IF A CORPORATION

     STATE OF  GEORGIA
     COUNTY OF  BULLOCH

     On this the 6 day of February, 1998 before me personally appeared E. Samuel Evans who acknowledged himself to be the President of Apple Homes Corporation, a corporation, and that he, being authorized by the Board of Directors, voluntarily executed the foregoing Inventory Security Agreement and Power of Attorney for the purposes therein contained, by signing the name of the corporation by himself.

     In Witness Whereof I Hereto set my hand and Official Seal.

                                                             /s/Frances M. Flake
                                                             -------------------
                                                                   Notary Public

Bombardier Capital                                            FIRST AMENDMENT TO
                                                    INVENTORY SECURITY AGREEMENT
                                                           AND POWER TO ATTORNEY

     This First Amendment to Inventory Security Agreement and Power of Attorney is made as of the 6 day of February, 1998, by and between Bombardier Capital Inc. ("BCI") and Apple Homes Corporation ("Dealer").

     WHEREAS, BCI and Dealer entered into a certain Inventory Security Agreement and Power of Attorney dated as of 2-6-98 (the "ISA") under and pursuant to which BCI provided certain financing to the Dealer for the purchase by Dealer of inventory (as that term is defined in the ISA and incorporated herein by reference);

     WHEREAS, the ISA called for the Dealer to pay BCI certain sums in connection with financing provided by BCI under and pursuant to the ISA;

     WHEREAS, BCI and the Dealer wish to amend the ISA for the purpose of further clarifying their existing agreement with respect to rates charged to the Dealer by BCI under and pursuant to the ISA.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, BCI and the Dealer hereby agree that the ISA is amended to add the following two paragraphs after the second of the two paragraphs lettered b) in Section 3 of the ISA:

     c) The specific interest rate(s) charged to Dealer are stated on individual financial program letters, which letters may be obtained by the Dealer from BCI representatives. The interest rates charged at any given time are determined by the financial programs in force for the specific products that Dealer purchases under this Agreement, and Dealer and BCI agree that the rates charged may fluctuate over time and may vary depending on factors such as the type and brand of Inventory purchased, time of year, age of the Inventory, and/or payment habits of Dealer.

     d) It is the intention of BCI to conform to all applicable laws governing the rates of interest that may be charged. If the amount contracted for, charged or received by BCI exceeds the maximum amount permitted by law, it is agreed that such excess will be considered an error and canceled immediately and, if already paid, shall be refunded to the Dealer or, at BCI's option, applied to other outstanding liabilities of Dealer to BCI.

     As hereby amended, the ISA is affirmed and ratified in all respects.


BCI:                                          DEALER: Apple Homes Corporation


By:                                           By: /s/ E. Samuel Evans
----------------------                        -----------------------


Title:Credit Mgr.                             Title: President
                                              By:

Bombardier Capital Inc.                                     MANUFACTURED HOUSING
                                                           ADDENDUM TO INVENTORY
                                                          SECURITY AGREEMENT AND
                                                               POWER OF ATTORNEY


     This Manufactured Housing Addendum (this "Addendum" is made as of the date stated below by and between Apple Homes, Inc. having its principal place of business at 128 Hadden Pond Rd Waynesboro, GA 30830 ("Debtor") and BOMBARDIER CAPITAL INC., having an office at Colchester, Vermont ("Secured Party"). The parties intend that this addendum be an addendum to that certain Inventory Security Agreement and Power of Attorney (the "ISA") either heretofore or contemporaneously herewith signed by the parties hereto in consideration for which Secured Party from time to time may grant extensions of credit to or on behalf of Debtor so that Debtor may acquire Debtor's "Inventory" as that term is defined in the ISA.

1. All capitalized terms not otherwise defined herein shall have the same meanings as ascribed to those terms in the ISA. Except as amended by this Addendum, the ISA remains unchanged and in full force and effect between the parties in accordance with its terms. The ISA and this Addendum together with any other amendments thereto constitute a singular agreement between the parties.

2. Other than as part of a delivery and set-up service to a purchaser buying Inventory in the ordinary course of Debtor's business, Debtor agrees never to affix any Inventory to any real property in such a manner as o become a "fixture" without first notifying Secured Party and obtaining Secured Party's express written permission to do so.

3. Debtor agrees to notify Secured Party in writing of the exact address (including a complete e legal description) of any real estate upon which Debtor places any Inventory, regardless of the manner of affixation. Debtor further agrees to notify in writing (with a copy to Secured Party) any owner or encumbrances of real estate upon which debtor places any Inventory of the existence of Secured Party's security interest in Debtor's Inventory. In the event Debtor, or any legal entity all or a majority of which is owned or controlled by Debtor, is the owner or encumbrancer of such real estate, Debtor, for him-, her-, or itself, and/or on behalf of such other entity and, in the capacity of owner or encumbrancer, hereby consents to Secured Party's security interest in such Inventory and disclaims any interest in such Inventory as fixtures.

4. Debtor agrees to execute and deliver to Secured Party at any time or from time to time any instrument, document, financing statement, continuation statement, assignment, manufacturer's statement or certificate of origin or of title and any certificate of title issued by any state or political subdivision evidencing that title to a particular item of Inventory is held in the name of Debtor (collectively, "Title Documents"), or any other writing which secured party may deem necessary or desirable to perfect secured Party's security interest in the Inventory, and to pay all recordation costs and taxes incident to filing or of recording any such instrument, document, statement, assignment, lien on title documents, or other such writing.

5. Debtor, for its own convenience, hereby requests, authorizes and empowers Secured Party, or any employee, agent or representative of Secured Party's designation, for and on behalf and in the name of Debtor, and as Debtor's lawful attorney-in-fact, to execute, deliver and record any financing statements, continuation statements and the like giving notice of Inventory floorplan financing done or to be done under this Addendum and the ISA.

     IN WITNESS WHEREOF, the parties have caused this Addendum to be duly signed on JULY 23, 1998.


ACCEPTED BY:                                                              (Seal)
BOMBARDIER CAPITAL INC.                       Apple Homes Homes, Inc.


By:                                           By: /s/ E. Samuel Evans
------------------------                      -----------------------
                                              (Signature) (and Title if
                                              Debtor is a corporation)

                                              Title: E. Samuel Evans - President



Attest:                                       Witness: /s/ Brenda Ferron
------------------------                      --------------------------
                                              (Signature)(Secretary if Debtor
                                              is a corporation)

(If a corporation, Debtor's corporate seal must be affixed, and its Secretary must sign on line marked "Witness")

                      ACKNOWLEDGEMENT FOR INDIVIDUAL DEBTOR

STATE OF ________________________: CITY/COUNTY OF ___________________:TO WIT:

     I HEREBY CERTIFY that on this ________ day of _____________, 19_____, before me, the subscriber, a Notary Public in and for the State and City/County aforesaid, personally appeared ____________________________________ known to me or satisfactorily proven to be the person executing the foregoing Addendum as Debtor, who acknowledged that (s)he has executed the foregoing Addendum in his/her individual capacity and that the same is he/her act and deed.

My Commission Expires on_______________       __________________________________
                                                                   Notary Public


               ACKNOWLEDGEMENT FOR PARTNERSHIP OR CORPORATE DEBTOR

STATE OF GEORGIA: CITY/COUNTY OF RICHMOND: TO WIT:

     I HEREBY CERTIFY that on this 23rd day of July, 1998, before me, the subscriber, a Notary Public in and for the State and city/County aforesaid, personally appeared E. Samuel Evans known to me or satisfactorily proven to be the person executing the foregoing Addendum on behalf of the Debtor, who acknowledged that (s)he is a President of the Debtor, ( ) a partnership (X) a corporation, and that , as such President, (s)he is duly authorized to execute and has executed the foregoing Addendum on behalf of the debtor for the purpose therein set forth by signing the name of the Debtor and that the same is the act and deed of the Debtor.

My commission Expires on June 10, 2000.                      /s/Frances M. Flake
---------------------------------------                      -------------------
                                                                   Notary Public

                                                                Exhibit 10.3.2cc

Bombardier Capital Inc.                             INVENTORY SECURITY AGREEMENT
                                                           AND POWER OF ATTORNEY



1. Parties: The parties to this Agreement are Bombardier Capital Inc. ("BCI") and the Dealer who has signed at the end of this Agreement ("Dealer").

2. Advances: At Dealer's request, BCI, at its option, will advance funds for the acquisition of Dealer's Inventory ("Inventory"), or for such other purpose satisfactory to BCI, secured, in whole part, by a security interest in the Collateral described in Paragraph 4 below. In each case, BCI will send Dealer a schedule or schedules as described in Paragraph 3 below. If Dealer does not agree with the schedule(s), it must immediately notify BCI in writing of any objections. Dealer's failure to notify BCI of its objections within seven (7) days shall constitute an acceptance of the schedule(s).

3. Payment: Dealer shall repay BCI in accordance with either or a combination of the following Plans, which shall be chosen at the sole discretion of
     BCI:

     a) Pay As Sold Plan: BCI shall deliver to Dealer a schedule or schedules listing each item of Inventory on which BCI has advanced funds and the amount of the advance. Immediately upon the sale of each item of Inventory, Dealer will pay to BCI the total amount due on that item. Dealer will pay to BCI the total amount due on unsold Inventory within the period established from time to time by BCI or upon demand by BCI, whichever first occurs and will pay such curtailments as BCI may require.

     b) Scheduled Payment Plan: BCI shall deliver to Dealer a schedule or schedules listing the repayment terms for the Inventory on which it has advanced funds and the amount of the advance. Dealer will thereafter pay to BCI the payment due, when due or upon demand by BCI, whichever comes first, as shown on the schedule(s) BCI supplies Dealer.

Under either Plan, Dealer agrees that:

     a) Dealer will pay BCI financing and service charges, insurance charges (if any), and late charges according to and upon receipt of the billing statements which BCI delivers to Dealer and within the time specified by BCI.

     b) BCI, at its discretion, may at any time and without notice to Dealer apply or reapply any monies received from Dealer in payment of any Dealer's obligations or liabilities to BCI, in such order of application as BCI may determine.

4.   Collateral:

     a) In order to secure repayment to BCI of all extensions of credit made by BCI under this Agreement, and to secure payment of all other debts or liabilities and performance of all obligations of Dealer to BCI, whether now existing or hereafter existing, Dealer agrees that BCI shall have and hereby grants to BCI a security interest in all of the rights, titles and interests (whether now existing or hereafter arising or acquired from time to time) of the Dealer in, to and under all Inventory, including but not limited to, all goods manufactured and/or sold by any manufacturer, distributor or seller, which inventory is owned by Dealer or in which Dealer has an interest, the purchase of which was financed or floorplanned by BCI for the Dealer of whatever kind or nature, wherever located, and all returns, repossessions, exchanges, substitutions, replacements, attachments, parts, accessories and accessions thereto and thereof, and all other goods used or intended to be used in conjunction therewith and all proceeds and products thereof, and documents relating thereto (the "Collateral").

     b) Dealer shall execute and deliver such financing statements and amendments thereto and all further writings as BCI shall request to accomplish the purpose of this Agreement and Dealer shall bear all the costs of recording and perfection.

5. Dealer's Duties: Dealer agrees:

     a) That upon purchase of each item of Inventory, Dealer shall deliver to BCI upon request, the Certificate of Title or Certificate of Origin issued for same, if any, and BCI shall have the right to have its lien, encumbrance or security interest noted thereon and/or retain such Certificate of Origin.

     b) To sell and deliver Inventory only in the ordinary course of business and not to use, rent or dispose of Collateral except as herein provided, nor permit any encumbrance upon the Collateral without BCI's prior written consent.

     c) To keep all Collateral in good order, repair and operating condition, and to pay all transportation and storage charges on the Collateral.

     d) To pay immediately all taxes, expenses, assessments and charges which may now or hereafter be levied or assessed against the Collateral.

     e) To hold any funds and proceeds payable to BCI, in the same form as received, IN TRUST for BCI, separate and apart from Dealer's funds and goods. BCI shall apply all amounts so received from Dealer toward the payment of and liabilities of Dealer, in such order of application as BCI may determine.

     f) To reimburse BCI for BCI's expense and cost incurred in connection with inspections of the Collateral, and its collection and administration costs.

     g) That for purposes of determining the rate of charge hereunder, any other language herein to the contrary notwithstanding, charges shall be deemed to have been accrued and accruing from the date of purchase of each item of Inventory and shall be determined on an annualized basis (without regard to any 'free-flooring" period).

     h) Dealer agrees to keep all Collateral insured against risks covered by standard forms of fire, theft and extended coverage insurance and such other risks as may be required by BCI, in such amounts and under such policies issued by such insurance company or companies as are satisfactory to BCI. BCI shall be named either as a co-insured or under a loss payable clause, to the extent its interest may appear. Should Dealer fail to procure such insurance upon request, BCI may, but is not obligated to, procure the same and collect the cost thereof from Dealer.

     i) To keep all of the Collateral only at its place(s) of business referred to in Section 13 and to permit BCI to inspect the Collateral during Dealer's business hours and at other reasonable times and to inspect and make copies of Dealer's books and records.

     j) Dealer shall at all times keep full and accurate records of its business and Dealer shall upon demand, furnish BCI all such information regarding Dealer's business and financial condition as BCI may reasonably request.

     k) That BCI may hold any sums or monies belonging to the Dealer which come into the possession of BCI and may apply all or a portion of said sums or monies to any outstanding indebtedness, liabilities or obligations of the Dealer.

6.   Power of Attorney: Dealer grants to BCI:

     a) A power of attorney under which BCI may a) execute on behalf of Dealer any notes, chattel paper, UCC financing statements, amendments thereto and continuations thereof (or similar statements of notice, registration, amendment or continuation under the laws of any jurisdiction), or other writing in connection with this Agreement or the Collateral as BCI may require for the purpose of protecting, maintaining or enforcing the Collateral or the security interest granted to BCI in the Collateral and

     b) adjust, make, pursue, settle and collect any insurance claim in connection with this Agreement, as attorney-in-fact for Dealer.

7.   Default: The following shall constitute default under this Agreement:

     a) Any breach or failure of Dealer to observe or perform any of its obligations, covenants or undertakings hereunder.

     b) Misrepresentation by Dealer to BCI in connection with the business and financial condition of Dealer or relating to Collateral.

     c) Death or dissolution of Dealer, or if any action or proceedings to dissolve Dealer be instituted.

     d) Dealer becoming insolvent or making an assignment for the benefit of creditors, or if a Petition in Bankruptcy is filed by or against Dealer, or a complaint in equity or other proceedings for the appointment of a receiver for Dealer is filed, or if proceedings for reorganization or for composition with creditors under any law be instituted by or against Dealer, or if any or all of the goods of Dealer shall be attached

     e)   BCI in good faith deems itself insecure.

8. Remedies: If Dealer defaults, BCI can, at its option and without notice, demand immediate payment of all obligations under this Agreement and any other indebtedness owed to BCI. BCI shall have all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the jurisdiction where the Collateral is kept including, but not limited to, the right to enter any of Dealer's premises with or without legal process, but without force, and to take possession and remove the Collateral. At BCI's request and to the extent Dealer may lawfully do so, Dealer will assemble, prepare for removal and make available to BCI at a place to be designated by BCI which is reasonably convenient to both parties such items of Collateral as BCI may deem sufficient to cover all of Dealer's obligations to BCI. Dealer agrees that private sale of any item financed by BCI at the amount owed to BCI on that item, less a reasonable restocking charge shall be a commercially reasonable method of disposition. Five (5) days written notice of public sale date or the date after which a private sale may occur shall be a reasonable notice. BCI shall not be chargeable with responsibility for the accuracy or validity of any document or for the existence or value of any Collateral. Dealer further agrees to pay reasonable attorney's fees and legal expenses incurred by BCI in enforcing this Agreement after default by Dealer. To the extent not prohibited by law, Dealer waives all valuation and exemption laws and releases all right of appeal after payment in full.

9. Time and Acknowledgement: Time is of the essence in the performance of Dealer's duties, but the failure of BCI to enforce its rights under this Agreement shall not be deemed a waiver of BCI's rights under this Agreement. Dealer will not assert against BCI any claim or defense Dealer may have against any seller of goods to Dealer. Dealer acknowledges receipt of a copy of this Agreement.


10. Assignment: This Agreement may be assigned by BCI but Dealer may not assign this Agreement without the prior written consent of BCI.

11. Modification: This Agreement may not be modified, altered or amended in any manner whatsoever, except by a further agreement in writing signed by both Dealer and BCI.

12. Governing Law: The validity, enforceability and interpretation of this Agreement shall be governed by the laws of the State of New York.

13. Dealer Business and Warehouse Addresses: (Attach a schedule if more space required.)

Location #1
108 Jimps Road
Statesboro,  GA

Location #2



Location #3


Location #4


Effective as of the 6 day of February 1998


                                               DEALER: Apple Homes Corp.
                                               -------------------------
WITNESS:                                       Type or print name of Dealer
(OR ATTEST)
                                               By: /s/ E. Samuel Evans
                                               -----------------------
/s/ Brenda Ferron      (SEAL)
-----------------      ------
Secretary                                      Name: E. Samuel Evans

                                               Title: President


Accepted by:                                   By:
BOMBARDIER CAPITAL INC.                        --------------------------
                                               Name:
By /s/ S. Harris
----------------
                                               Title:
Title: Credit Manager

            ACKNOWLEDGMENT BY DEALER IF INDIVIDUAL(S) OR PARTNERSHIP

     STATE OF
     COUNTY OF

     On this the ____ day of _______, 19__ before me personally appeared ______________known to me to be the person(s) whose name(s) is (are) subscribed to the foregoing Inventory Security Agreement and Power of Attorney and acknowledged that he (they) voluntarily executed the same for the purposes therein contained.

     In Witness Whereof I Hereunto set my hand and Official Seal.

                                             -----------------------------------
                                                                   Notary Public



                    ACKNOWLEDGMENT BY DEALER IF A CORPORATION

     STATE OF  GEORGIA
     COUNTY OF  BULLOCH

     On this the 6 day of February, 1998 before me personally appeared E. Samuel Evans who acknowledged himself to be the President of Apple Homes Corporation, a corporation, and that he, being authorized by the Board of Directors, voluntarily executed the foregoing Inventory Security Agreement and Power of Attorney for the purposes therein contained, by signing the name of the corporation by himself.

     In Witness Whereof I Hereto set my hand and Official Seal.

                                                             /s/Frances M. Flake
                                                             -------------------
                                                                   Notary Public

Bombardier Capital                                            FIRST AMENDMENT TO
                                                    INVENTORY SECURITY AGREEMENT
                                                           AND POWER TO ATTORNEY

     This First Amendment to Inventory Security Agreement and Power of Attorney is made as of the 6 day of February, 1998, by and between Bombardier Capital Inc. ("BCI") and Apple Homes Corporation ("Dealer").

     WHEREAS, BCI and Dealer entered into a certain Inventory Security Agreement and Power of Attorney dated as of 2-6-98 (the "ISA") under and pursuant to which BCI provided certain financing to the Dealer for the purchase by Dealer of inventory (as that term is defined in the ISA and incorporated herein by reference);

     WHEREAS, the ISA called for the Dealer to pay BCI certain sums in connection with financing provided by BCI under and pursuant to the ISA;

     WHEREAS, BCI and the Dealer wish to amend the ISA for the purpose of further clarifying their existing agreement with respect to rates charged to the Dealer by BCI under and pursuant to the ISA.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, BCI and the Dealer hereby agree that the ISA is amended to add the following two paragraphs after the second of the two paragraphs lettered b) in Section 3 of the ISA:

     c) The specific interest rate(s) charged to Dealer are stated on individual financial program letters, which letters may be obtained by the Dealer from BCI representatives. The interest rates charged at any given time are determined by the financial programs in force for the specific products that Dealer purchases under this Agreement, and Dealer and BCI agree that the rates charged may fluctuate over time and may vary depending on factors such as the type and brand of Inventory purchased, time of year, age of the Inventory, and/or payment habits of Dealer.

     d) It is the intention of BCI to conform to all applicable laws governing the rates of interest that may be charged. If the amount contracted for, charged or received by BCI exceeds the maximum amount permitted by law, it is agreed that such excess will be considered an error and canceled immediately and, if already paid, shall be refunded to the Dealer or, at BCI's option, applied to other outstanding liabilities of Dealer to BCI.

     As hereby amended, the ISA is affirmed and ratified in all respects.


BCI:                                        DEALER:  Apple Homes Corporation


By:                                         By: /s/ E. Samuel Evans
-----------------------                     -----------------------


Title:Credit Mgr.                           Title: President



                                            By:

                                            Title:

Bombardier Capital Inc.                                     MANUFACTURED HOUSING
                                                           ADDENDUM TO INVENTORY
                                                          SECURITY AGREEMENT AND
                                                               POWER OF ATTORNEY


     This Manufactured Housing Addendum (this "Addendum" is made as of the date stated below by and between Apple Homes Corp. having its principal place of business at 108 Jimps Rd., Statesboro, GA ("Debtor") and BOMBARDIER CAPITAL INC., having an office at Colchester, Vermont ("Secured Party"). The parties intend that this addendum be an addendum to that certain Inventory Security Agreement and Power of Attorney (the "ISA") either heretofore or contemporaneously herewith signed by the parties hereto in consideration for which Secured Party from time to time may grant extensions of credit to or on behalf of Debtor so that Debtor may acquire Debtor's "Inventory" as that term is defined in the ISA.

1. All capitalized terms not otherwise defined herein shall have the same meanings as ascribed to those terms in the ISA. Except as amended by this Addendum, the ISA remains unchanged and in full force and effect between the parties in accordance with its terms. The ISA and this Addendum together with any other amendments thereto constitute a singular agreement between the parties.

2. Other than as part of a delivery and set-up service to a purchaser buying Inventory in the ordinary course of Debtor's business, Debtor agrees never to affix any Inventory to any real property in such a manner as o become a "fixture" without first notifying Secured Party and obtaining Secured Party's express written permission to do so.

3. Debtor agrees to notify Secured Party in writing of the exact address (including a complete e legal description) of any real estate upon which Debtor places any Inventory, regardless of the manner of affixation. Debtor further agrees to notify in writing (with a copy to Secured Party) any owner or encumbrances of real estate upon which debtor places any Inventory of the existence of Secured Party's security interest in Debtor's Inventory. In the event Debtor, or any legal entity all or a majority of which is owned or controlled by Debtor, is the owner or encumbrancer of such real estate, Debtor, for him-, her-, or itself, and/or on behalf of such other entity and, in the capacity of owner or encumbrancer, hereby consents to Secured Party's security interest in such Inventory and disclaims any interest in such Inventory as fixtures.

4. Debtor agrees to execute and deliver to Secured Party at any time or from time to time any instrument, document, financing statement, continuation statement, assignment, manufacturer's statement or certificate of origin or of title and any certificate of title issued by any state or political subdivision evidencing that title to a particular item of Inventory is held in the name of Debtor (collectively, "Title Documents"), or any other writing which secured party may deem necessary or desirable to perfect secured Party's security interest in the Inventory, and to pay all recordation costs and taxes incident to filing or of recording any such instrument, document, statement, assignment, lien on title documents, or other such writing.

5. Debtor, for its own convenience, hereby requests, authorizes and empowers Secured Party, or any employee, agent or representative of Secured Party's designation, for and on behalf and in the name of Debtor, and as Debtor's lawful attorney-in-fact, to execute, deliver and record any financing statements, continuation statements and the like giving notice of Inventory floorplan financing done or to be done under this Addendum and the ISA.

     IN WITNESS WHEREOF, the parties have caused this Addendum to be duly signed on JULY 23, 1998.


                                              ACCEPTED BY:                (Seal)
BOMBARDIER CAPITAL INC.                       Evans-Lanier, Inc.


By:                                           By: /s/ E. Samuel Evans
---------------------------                   -----------------------
                                              (Signature) (and Title if Debtor
                                              is a corporation)

                                              Title: E. Samuel Evans - President



Attest:                                       Witness: /s/ Brenda Ferron
---------------------------                   --------------------------
                                              (Signature)(Secretary if Debtor
                                              is a corporation)

(If a corporation, Debtor's corporate seal must be affixed, and its Secretary must sign on line marked "Witness")

                      ACKNOWLEDGEMENT FOR INDIVIDUAL DEBTOR

STATE OF ________________________: CITY/COUNTY OF ___________________:TO WIT:

     I HEREBY CERTIFY that on this ________ day of _____________, 19_____, before me, the subscriber, a Notary Public in and for the State and City/County aforesaid, personally appeared ____________________________________ known to me or satisfactorily proven to be the person executing the foregoing Addendum as Debtor, who acknowledged that (s)he has executed the foregoing Addendum in his/her individual capacity and that the same is he/her act and deed.

My Commission Expires on_______________         ________________________________
                                                                   Notary Public


               ACKNOWLEDGEMENT FOR PARTNERSHIP OR CORPORATE DEBTOR

STATE OF GEORGIA: CITY/COUNTY OF BULLOCK: TO WIT:

     I HEREBY CERTIFY that on this 23rd day of July, 1998, before me, the subscriber, a Notary Public in and for the State and city/County aforesaid, personally appeared E. Samuel Evans known to me or satisfactorily proven to be the person executing the foregoing Addendum on behalf of the Debtor, who acknowledged that (s)he is a President of the Debtor, ( ) a partnership (X) a corporation, and that , as such President, (s)he is duly authorized to execute and has executed the foregoing Addendum on behalf of the debtor for the purpose therein set forth by signing the name of the Debtor and that the same is the act and deed of the Debtor.

My commission Expires on June 10, 2000.                      /s/Frances M. Flake
---------------------------------------                      -------------------
                                                                   Notary Public

                                                                Exhibit 10.3.2dd

Bombardier Capital Inc.                             INVENTORY SECURITY AGREEMENT
                                                           AND POWER OF ATTORNEY


1. Parties: The parties to this Agreement are Bombardier Capital Inc. ("BCI") and the Dealer who has signed at the end of this Agreement ("Dealer").

2. Advances: At Dealer's request, BCI, at its option, will advance funds for the acquisition of Dealer's Inventory ("Inventory"), or for such other purpose satisfactory to BCI, secured, in whole part, by a security interest in the Collateral described in Paragraph 4 below. In each case, BCI will send Dealer a schedule or schedules as described in Paragraph 3 below. If Dealer does not agree with the schedule(s), it must immediately notify BCI in writing of any objections. Dealer's failure to notify BCI of its objections within seven (7) days shall constitute an acceptance of the schedule(s).

3. Payment: Dealer shall repay BCI in accordance with either or a combination of the following Plans, which shall be chosen at the sole discretion of
     BCI:

     a) Pay As Sold Plan: BCI shall deliver to Dealer a schedule or schedules listing each item of Inventory on which BCI has advanced funds and the amount of the advance. Immediately upon the sale of each item of Inventory, Dealer will pay to BCI the total amount due on that item. Dealer will pay to BCI the total amount due on unsold Inventory within the period established from time to time by BCI or upon demand by BCI, whichever first occurs and will pay such curtailments as BCI may require.

     b) Scheduled Payment Plan: BCI shall deliver to Dealer a schedule or schedules listing the repayment terms for the Inventory on which it has advanced funds and the amount of the advance. Dealer will thereafter pay to BCI the payment due, when due or upon demand by BCI, whichever comes first, as shown on the schedule(s) BCI supplies Dealer.

Under either Plan, Dealer agrees that:

     a) Dealer will pay BCI financing and service charges, insurance charges (if any), and late charges according to and upon receipt of the billing statements which BCI delivers to Dealer and within the time specified by BCI.

     b) BCI, at its discretion, may at any time and without notice to Dealer apply or reapply any monies received from Dealer in payment of any Dealer's obligations or liabilities to BCI, in such order of application as BCI may determine.

4.   Collateral:

     a) In order to secure repayment to BCI of all extensions of credit made by BCI under this Agreement, and to secure payment of all other debts or liabilities and performance of all obligations of Dealer to BCI, whether now existing or hereafter existing, Dealer agrees that BCI shall have and hereby grants to BCI a security interest in all of the rights, titles and interests (whether now existing or hereafter arising or acquired from time to time) of the Dealer in, to and under all Inventory, including but not limited to, all goods manufactured and/or sold by any manufacturer, distributor or seller, which inventory is owned by Dealer or in which Dealer has an interest, the purchase of which was financed or floorplanned by BCI for the Dealer of whatever kind or nature, wherever located, and all returns, repossessions, exchanges, substitutions, replacements, attachments, parts, accessories and accessions thereto and thereof, and all other goods used or intended to be used in conjunction therewith and all proceeds and products thereof, and documents relating thereto (the "Collateral").

     b) Dealer shall execute and deliver such financing statements and amendments thereto and all further writings as BCI shall request to accomplish the purpose of this Agreement and Dealer shall bear all the costs of recording and perfection.

5.   Dealer's Duties: Dealer agrees:

     a) That upon purchase of each item of Inventory, Dealer shall deliver to BCI upon request, the Certificate of Title or Certificate of Origin issued for same, if any, and BCI shall have the right to have its lien, encumbrance or security interest noted thereon and/or retain such Certificate of Origin.

     b) To sell and deliver Inventory only in the ordinary course of business and not to use, rent or dispose of Collateral except as herein provided, nor permit any encumbrance upon the Collateral without BCI's prior written consent.

     c) To keep all Collateral in good order, repair and operating condition, and to pay all transportation and storage charges on the Collateral.

     d) To pay immediately all taxes, expenses, assessments and charges which may now or hereafter be levied or assessed against the Collateral.

     e) To hold any funds and proceeds payable to BCI, in the same form as received, IN TRUST for BCI, separate and apart from Dealer's funds and goods. BCI shall apply all amounts so received from Dealer toward the payment of and liabilities of Dealer, in such order of application as BCI may determine.

     f) To reimburse BCI for BCI's expense and cost incurred in connection with inspections of the Collateral, and its collection and administration costs.

     g) That for purposes of determining the rate of charge hereunder, any other language herein to the contrary notwithstanding, charges shall be deemed to have been accrued and accruing from the date of purchase of each item of Inventory and shall be determined on an annualized basis (without regard to any 'free-flooring" period).

     h) Dealer agrees to keep all Collateral insured against risks covered by standard forms of fire, theft and extended coverage insurance and such other risks as may be required by BCI, in such amounts and under such policies issued by such insurance company or companies as are satisfactory to BCI. BCI shall be named either as a co-insured or under a loss payable clause, to the extent its interest may appear. Should Dealer fail to procure such insurance upon request, BCI may, but is not obligated to, procure the same and collect the cost thereof from Dealer.

     i) To keep all of the Collateral only at its place(s) of business referred to in Section 13 and to permit BCI to inspect the Collateral during Dealer's business hours and at other reasonable times and to inspect and make copies of Dealer's books and records.

     j) Dealer shall at all times keep full and accurate records of its business and Dealer shall upon demand, furnish BCI all such information regarding Dealer's business and financial condition as BCI may reasonably request.

     k) That BCI may hold any sums or monies belonging to the Dealer which come into the possession of BCI and may apply all or a portion of said sums or monies to any outstanding indebtedness, liabilities or obligations of the Dealer.

6.   Power of Attorney: Dealer grants to BCI:

     a) A power of attorney under which BCI may a) execute on behalf of Dealer any notes, chattel paper, UCC financing statements, amendments thereto and continuations thereof (or similar statements of notice, registration, amendment or continuation under the laws of any jurisdiction), or other writing in connection with this Agreement or the Collateral as BCI may require for the purpose of protecting, maintaining or enforcing the Collateral or the security interest granted to BCI in the Collateral and

     b) adjust, make, pursue, settle and collect any insurance claim in connection with this Agreement, as attorney-in-fact for Dealer.

7.   Default: The following shall constitute default under this Agreement:

     a) Any breach or failure of Dealer to observe or perform any of its obligations, covenants or undertakings hereunder.

     b) Misrepresentation by Dealer to BCI in connection with the business and financial condition of Dealer or relating to Collateral.

     c) Death or dissolution of Dealer, or if any action or proceedings to dissolve Dealer be instituted.

     d) Dealer becoming insolvent or making an assignment for the benefit of creditors, or if a Petition in Bankruptcy is filed by or against Dealer, or a complaint in equity or other proceedings for the appointment of a receiver for Dealer is filed, or if proceedings for reorganization or for composition with creditors under any law be instituted by or against Dealer, or if any or all of the goods of Dealer shall be attached.

     e)   BCI in good faith deems itself insecure.

8. Remedies: If Dealer defaults, BCI can, at its option and without notice, demand immediate payment of all obligations under this Agreement and any other indebtedness owed to BCI. BCI shall have all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the jurisdiction where the Collateral is kept including, but not limited to, the right to enter any of Dealer's premises with or without legal process, but without force, and to take possession and remove the Collateral. At BCI's request and to the extent Dealer may lawfully do so, Dealer will assemble, prepare for removal and make available to BCI at a place to be designated by BCI which is reasonably convenient to both parties such items of Collateral as BCI may deem sufficient to cover all of Dealer's obligations to BCI. Dealer agrees that private sale of any item financed by BCI at the amount owed to BCI on that item, less a reasonable restocking charge shall be a commercially reasonable method of disposition. Five (5) days written notice of public sale date or the date after which a private sale may occur shall be a reasonable notice. BCI shall not be chargeable with responsibility for the accuracy or validity of any document or for the existence or value of any Collateral. Dealer further agrees to pay reasonable attorney's fees and legal expenses incurred by BCI in enforcing this Agreement after default by Dealer. To the extent not prohibited by law, Dealer waives all valuation and exemption laws and releases all right of appeal after payment in full.

9. Time and Acknowledgement: Time is of the essence in the performance of Dealer's duties, but the failure of BCI to enforce its rights under this Agreement shall not be deemed a waiver of BCI's rights under this Agreement. Dealer will not assert against BCI any claim or defense Dealer may have against any seller of goods to Dealer. Dealer acknowledges receipt of a copy of this Agreement.

10. Assignment: This Agreement may be assigned by BCI but Dealer may not assign this Agreement without the prior written consent of BCI.

11. Modification: This Agreement may not be modified, altered or amended in any manner whatsoever, except by a further agreement in writing signed by both Dealer and BCI.

12. Governing Law: The validity, enforceability and interpretation of this Agreement shall be governed by the laws of the State of New York.

13. Dealer Business and Warehouse Addresses: (Attach a schedule if more space required.)

Location #1
452 East Hill Street
Thomson,  GA 30824

Location #2
17536 US Highway 1
Wrens, GA  30833


Location #3


Location #4


Effective as of the 6 day of February 1998


                                               DEALER: Evans-Lanier, Inc..
                                               ---------------------------
WITNESS:                                       Type or print name of Dealer
(OR ATTEST)
                                               By: /s/ E. Samuel Evans
                                               -----------------------
/s/ Brenda Ferron         (SEAL)
-----------------         ------
Secretary                                      Name: E. Samuel Evans

                                               Title: President


Accepted by:                                   By:
BOMBARDIER CAPITAL INC.
                                               Name:
By /s/ S. Harris
----------------
                                               Title:
Title: Credit Manager

            ACKNOWLEDGMENT BY DEALER IF INDIVIDUAL(S) OR PARTNERSHIP

     STATE OF
     COUNTY OF

     On this the ____ day of _______, 19__ before me personally appeared ______________known to me to be the person(s) whose name(s) is (are) subscribed to the foregoing Inventory Security Agreement and Power of Attorney and acknowledged that he (they) voluntarily executed the same for the purposes therein contained.

     In Witness Whereof I Hereunto set my hand and Official Seal.

                                           -------------------------------------
                                                                   Notary Public



                    ACKNOWLEDGMENT BY DEALER IF A CORPORATION

     STATE OF  GEORGIA
     COUNTY OF  McDuffie

     On this the 7 day of August, 1996 before me personally appeared E. Samuel Evans who acknowledged himself to be the President of Evans-Lanier, Inc., a corporation, and that he, being authorized by the Board of Directors, voluntarily executed the foregoing Inventory Security Agreement and Power of Attorney for the purposes therein contained, by signing the name of the corporation by himself.

     In Witness Whereof I Hereto set my hand and Official Seal.

                                                             /s/Frances M. Flake
                                                             -------------------
                                                                   Notary Public

Bombardier Capital                                            FIRST AMENDMENT TO
                                                    INVENTORY SECURITY AGREEMENT
                                                           AND POWER TO ATTORNEY

     This First Amendment to Inventory Security Agreement and Power of Attorney is made as of the 7 day of August, 1996, by and between Bombardier Capital Inc. ("BCI") and Evans-Lanier, Inc. ("Dealer").

     WHEREAS, BCI and Dealer entered into a certain Inventory Security Agreement and Power of Attorney dated as of 8-7-96 (the "ISA") under and pursuant to which BCI provided certain financing to the Dealer for the purchase by Dealer of inventory (as that term is defined in the ISA and incorporated herein by reference);

     WHEREAS, the ISA called for the Dealer to pay BCI certain sums in connection with financing provided by BCI under and pursuant to the ISA;

     WHEREAS, BCI and the Dealer wish to amend the ISA for the purpose of further clarifying their existing agreement with respect to rates charged to the Dealer by BCI under and pursuant to the ISA.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, BCI and the Dealer hereby agree that the ISA is amended to add the following two paragraphs after the second of the two paragraphs lettered b) in Section 3 of the ISA:

     c) The specific interest rate(s) charged to Dealer are stated on individual financial program letters, which letters may be obtained by the Dealer from BCI representatives. The interest rates charged at any given time are determined by the financial programs in force for the specific products that Dealer purchases under this Agreement, and Dealer and BCI agree that the rates charged may fluctuate over time and may vary depending on factors such as the type and brand of Inventory purchased, time of year, age of the Inventory, and/or payment habits of Dealer.

     d) It is the intention of BCI to conform to all applicable laws governing the rates of interest that may be charged. If the amount contracted for, charged or received by BCI exceeds the maximum amount permitted by law, it is agreed that such excess will be considered an error and canceled immediately and, if already paid, shall be refunded to the Dealer or, at BCI's option, applied to other outstanding liabilities of Dealer to BCI.

     As hereby amended, the ISA is affirmed and ratified in all respects.


BCI:                                                 DEALER:  Evans-Lanier, Inc.


By:                                                  By: /s/ E. Samuel Evans
-------------------------                            -----------------------


Title:Credit Mgr.                                    Title: President

Bombardier Capital Inc.                                     MANUFACTURED HOUSING
                                                           ADDENDUM TO INVENTORY
                                                          SECURITY AGREEMENT AND
                                                               POWER OF ATTORNEY


     This Manufactured Housing Addendum (this "Addendum" is made as of the date stated below by and between Evan-Lanier, Inc.. having its principal place of business at 452 E Hill Street, Thomson, GA 30824 ("Debtor") and BOMBARDIER CAPITAL INC., having an office at Colchester, Vermont ("Secured Party"). The parties intend that this addendum be an addendum to that certain Inventory Security Agreement and Power of Attorney (the "ISA") either heretofore or contemporaneously herewith signed by the parties hereto in consideration for which Secured Party from time to time may grant extensions of credit to or on behalf of Debtor so that Debtor may acquire Debtor's "Inventory" as that term is defined in the ISA.

1. All capitalized terms not otherwise defined herein shall have the same meanings as ascribed to those terms in the ISA. Except as amended by this Addendum, the ISA remains unchanged and in full force and effect between the parties in accordance with its terms. The ISA and this Addendum together with any other amendments thereto constitute a singular agreement between the parties.

2. Other than as part of a delivery and set-up service to a purchaser buying Inventory in the ordinary course of Debtor's business, Debtor agrees never to affix any Inventory to any real property in such a manner as o become a "fixture" without first notifying Secured Party and obtaining Secured Party's express written permission to do so.

3. Debtor agrees to notify Secured Party in writing of the exact address (including a complete e legal description) of any real estate upon which Debtor places any Inventory, regardless of the manner of affixation. Debtor further agrees to notify in writing (with a copy to Secured Party) any owner or encumbrances of real estate upon which debtor places any Inventory of the existence of Secured Party's security interest in Debtor's Inventory. In the event Debtor, or any legal entity all or a majority of which is owned or controlled by Debtor, is the owner or encumbrancer of such real estate, Debtor, for him-, her-, or itself, and/or on behalf of such other entity and, in the capacity of owner or encumbrancer, hereby consents to Secured Party's security interest in such Inventory and disclaims any interest in such Inventory as fixtures.

4. Debtor agrees to execute and deliver to Secured Party at any time or from time to time any instrument, document, financing statement, continuation statement, assignment, manufacturer's statement or certificate of origin or of title and any certificate of title issued by any state or political subdivision evidencing that title to a particular item of Inventory is held in the name of Debtor (collectively, "Title Documents"), or any other writing which secured party may deem necessary or desirable to perfect secured Party's security interest in the Inventory, and to pay all recordation costs and taxes incident to filing or of recording any such instrument, document, statement, assignment, lien on title documents, or other such writing.

5. Debtor, for its own convenience, hereby requests, authorizes and empowers Secured Party, or any employee, agent or representative of Secured Party's designation, for and on behalf and in the name of Debtor, and as Debtor's lawful attorney-in-fact, to execute, deliver and record any financing statements, continuation statements and the like giving notice of Inventory floorplan financing done or to be done under this Addendum and the ISA.

     IN WITNESS WHEREOF, the parties have caused this Addendum to be duly signed on July 23, 1998


ACCEPTED BY:                                                              (Seal)
BOMBARDIER CAPITAL INC.                 Evans-Lanier, Inc.


By:                                     By: /s/ E. Samuel Evans
---------------------------             -----------------------
                                        (Signature) (and Title if Debtor is a
                                        corporation)

                                        Title: E. Samuel Evans - President



Attest:                                 Witness: /s/ Brenda Ferron
---------------------------             --------------------------
                                        (Signature)(Secretary if Debtor is a
                                        corporation)

(If a corporation, Debtor's corporate seal must be affixed, and its Secretary must sign on line marked "Witness")

                      ACKNOWLEDGEMENT FOR INDIVIDUAL DEBTOR

STATE OF ________________________: CITY/COUNTY OF ___________________:TO WIT:

     I HEREBY CERTIFY that on this ________ day of _____________, 19_____, before me, the subscriber, a Notary Public in and for the State and City/County aforesaid, personally appeared ____________________________________ known to me or satisfactorily proven to be the person executing the foregoing Addendum as Debtor, who acknowledged that (s)he has executed the foregoing Addendum in his/her individual capacity and that the same is he/her act and deed.

My Commission Expires on_______________       __________________________________
                                                                   Notary Public

                                                                 Exhibit 10.3.2e

Bombardier Capital Inc.                             INVENTORY SECURITY AGREEMENT
                                                           AND POWER OF ATTORNEY



1. Parties: The parties to this Agreement are Bombardier Capital Inc. ("BCI") and the Dealer who has signed at the end of this Agreement ("Dealer").

2. Advances: At Dealer's request, BCI, at its option, will advance funds for the acquisition of Dealer's Inventory ("Inventory"), or for such other purpose satisfactory to BCI, secured, in whole part, by a security interest in the Collateral described in Paragraph 4 below. In each case, BCI will send Dealer a schedule or schedules as described in Paragraph 3 below. If Dealer does not agree with the schedule(s), it must immediately notify BCI in writing of any objections. Dealer's failure to notify BCI of its objections within seven (7) days shall constitute an acceptance of the schedule(s).

3. Payment: Dealer shall repay BCI in accordance with either or a combination of the following Plans, which shall be chosen at the sole discretion of
     BCI:

     a) Pay As Sold Plan: BCI shall deliver to Dealer a schedule or schedules listing each item of Inventory on which BCI has advanced funds and the amount of the advance. Immediately upon the sale of each item of Inventory, Dealer will pay to BCI the total amount due on that item. Dealer will pay to BCI the total amount due on unsold Inventory within the period established from time to time by BCI or upon demand by BCI, whichever first occurs and will pay such curtailments as BCI may require.

     b) Scheduled Payment Plan: BCI shall deliver to Dealer a schedule or schedules listing the repayment terms for the Inventory on which it has advanced funds and the amount of the advance. Dealer will thereafter pay to BCI the payment due, when due or upon demand by BCI, whichever comes first, as shown on the schedule(s) BCI supplies Dealer.

Under either Plan, Dealer agrees that:

     a) Dealer will pay BCI financing and service charges, insurance charges (if any), and late charges according to and upon receipt of the billing statements which BCI delivers to Dealer and within the time specified by BCI.

     b) BCI, at its discretion, may at any time and without notice to Dealer apply or reapply any monies received from Dealer in payment of any Dealer's obligations or liabilities to BCI, in such order of application as BCI may determine.

4.   Collateral:

     a) In order to secure repayment to BCI of all extensions of credit made by BCI under this Agreement, and to secure payment of all other debts or liabilities and performance of all obligations of Dealer to BCI, whether now existing or hereafter existing, Dealer agrees that BCI shall have and hereby grants to BCI a security interest in all of the rights, titles and interests (whether now existing or hereafter arising or acquired from time to time) of the Dealer in, to and under all Inventory, including but not limited to, all goods manufactured and/or sold by any manufacturer, distributor or seller, which inventory is owned by Dealer or in which Dealer has an interest, the purchase of which was financed or floorplanned by BCI for the Dealer of whatever kind or nature, wherever located, and all returns, repossessions, exchanges, substitutions, replacements, attachments, parts, accessories and accessions thereto and thereof, and all other goods used or intended to be used in conjunction therewith and all proceeds and products thereof, and documents relating thereto (the "Collateral"). Dealer shall execute and deliver such financing statements and amendments thereto and all further writings as BCI shall request to accomplish the purpose of this Agreement and Dealer shall bear all the costs of recording and perfection.

5.   Dealer's Duties: Dealer agrees:

     a) That upon purchase of each item of Inventory, Dealer shall deliver to BCI upon request, the Certificate of Title or Certificate of Origin issued for same, if any, and BCI shall have the right to have its lien, encumbrance or security interest noted thereon and/or retain such Certificate of Origin.

     b) To sell and deliver Inventory only in the ordinary course of business and not to use, rent or dispose of Collateral except as herein provided, nor permit any encumbrance upon the Collateral without BCI's prior written consent.

     c) To keep all Collateral in good order, repair and operating condition, and to pay all transportation and storage charges on the Collateral.

     d) To pay immediately all taxes, expenses, assessments and charges which may now or hereafter be levied or assessed against the Collateral.

     e) To hold any funds and proceeds payable to BCI, in the same form as received, IN TRUST for BCI, separate and apart from Dealer's funds and goods. BCI shall apply all amounts so received from Dealer toward the payment of and liabilities of Dealer, in such order of application as BCI may determine.

     f) To reimburse BCI for BCI's expense and cost incurred in connection with inspections of the Collateral, and its collection and administration costs.

     g) That for purposes of determining the rate of charge hereunder, any other language herein to the contrary notwithstanding, charges shall be deemed to have been accrued and accruing from the date of purchase of each item of Inventory and shall be determined on an annualized basis (without regard to any 'free-flooring" period).

     h) Dealer agrees to keep all Collateral insured against risks covered by standard forms of fire, theft and extended coverage insurance and such other risks as may be required by BCI, in such amounts and under such policies issued by such insurance company or companies as are satisfactory to BCI. BCI shall be named either as a co-insured or under a loss payable clause, to the extent its interest may appear. Should Dealer fail to procure such insurance upon request, BCI may, but is not obligated to, procure the same and collect the cost thereof from Dealer.

     i) To keep all of the Collateral only at its place(s) of business referred to in Section 13 and to permit BCI to inspect the Collateral during Dealer's business hours and at other reasonable times and to inspect and make copies of Dealer's books and records.

     j) Dealer shall at all times keep full and accurate records of its business and Dealer shall upon demand, furnish BCI all such information regarding Dealer's business and financial condition as BCI may reasonably request.

     k) That BCI may hold any sums or monies belonging to the Dealer which come into the possession of BCI and may apply all or a portion of said sums or monies to any outstanding indebtedness, liabilities or obligations of the Dealer.

6.   Power of Attorney: Dealer grants to BCI:

     a) A power of attorney under which BCI may a) execute on behalf of Dealer any notes, chattel paper, UCC financing statements, amendments thereto and continuations thereof (or similar statements of notice, registration, amendment or continuation under the laws of any jurisdiction), or other writing in connection with this Agreement or the Collateral as BCI may require for the purpose of protecting, maintaining or enforcing the Collateral or the security interest granted to BCI in the Collateral and

     b) adjust, make, pursue, settle and collect any insurance claim in connection with this Agreement, as attorney-in-fact for Dealer.

7.   Default: The following shall constitute default under this Agreement:

     a) Any breach or failure of Dealer to observe or perform any of its obligations, covenants or undertakings hereunder.

     b) Misrepresentation by Dealer to BCI in connection with the business and financial condition of Dealer or relating to Collateral.

     c) Death or dissolution of Dealer, or if any action or proceedings to dissolve Dealer be instituted.

     d) Dealer becoming insolvent or making an assignment for the benefit of creditors, or if a Petition in Bankruptcy is filed by or against Dealer, or a complaint in equity or other proceedings for the appointment of a receiver for Dealer is filed, or if proceedings for reorganization or for composition with creditors under any law be instituted by or against Dealer, or if any or all of the goods of Dealer shall be attached.

     e)   BCI in good faith deems itself insecure.

8. Remedies: If Dealer defaults, BCI can, at its option and without notice, demand immediate payment of all obligations under this Agreement and any other indebtedness owed to BCI. BCI shall have all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the jurisdiction where the Collateral is kept including, but not limited to, the right to enter any of Dealer's premises with or without legal process, but without force, and to take possession and remove the Collateral. At BCI's request and to the extent Dealer may lawfully do so, Dealer will assemble, prepare for removal and make available to BCI at a place to be designated by BCI which is reasonably convenient to both parties such items of Collateral as BCI may deem sufficient to cover all of Dealer's obligations to BCI. Dealer agrees that private sale of any item financed by BCI at the amount owed to BCI on that item, less a reasonable restocking charge shall be a commercially reasonable method of disposition. Five (5) days written notice of public sale date or the date after which a private sale may occur shall be a reasonable notice. BCI shall not be chargeable with responsibility for the accuracy or validity of any document or for the existence or value of any Collateral. Dealer further agrees to pay reasonable attorney's fees and legal expenses incurred by BCI in enforcing this Agreement after default by Dealer. To the extent not prohibited by law, Dealer waives all valuation and exemption laws and releases all right of appeal after payment in full.

9. Time and Acknowledgement: Time is of the essence in the performance of Dealer's duties, but the failure of BCI to enforce its rights under this Agreement shall not be deemed a waiver of BCI's rights under this Agreement. Dealer will not assert against BCI any claim or defense Dealer may have against any seller of goods to Dealer. Dealer acknowledges receipt of a copy of this Agreement.

10. Assignment: This Agreement may be assigned by BCI but Dealer may not assign this Agreement without the prior written consent of BCI.

11. Modification: This Agreement may not be modified, altered or amended in any manner whatsoever, except by a further agreement in writing signed by both Dealer and BCI.

12. Governing Law: The validity, enforceability and interpretation of this Agreement shall be governed by the laws of the State of New York.

13. Dealer Business and Warehouse Addresses: (Attach a schedule if more space required.)

Location #1
108 Jimps Road
Statesboro,  GA

Location #2



Location #3


Location #4


Effective as of the 6 day of February 1998


                                          DEALER: Augusta Housing Center, Inc.
                                          ------------------------------------
WITNESS:                                  Type or print name of Dealer
(OR ATTEST)
                                          By: /s/ E. Samuel Evans
                                          -----------------------
/s/ Brenda Ferron      (SEAL)
-----------------      ------
Secretary                                 Name: E. Samuel Evans

                                          Title: President


Accepted by:                              By:
BOMBARDIER CAPITAL INC.
                                          Name:
By /s/ S. Harris
----------------
                                          Title:
Title: Credit Manager

            ACKNOWLEDGMENT BY DEALER IF INDIVIDUAL(S) OR PARTNERSHIP

     STATE OF
     COUNTY OF

     On this the ____ day of _______, 19__ before me personally appeared ______________known to me to be the person(s) whose name(s) is (are) subscribed to the foregoing Inventory Security Agreement and Power of Attorney and acknowledged that he (they) voluntarily executed the same for the purposes therein contained.

     In Witness Whereof I Hereunto set my hand and Official Seal.

                                             -----------------------------------
                                                                   Notary Public



                    ACKNOWLEDGMENT BY DEALER IF A CORPORATION

     STATE OF  GEORGIA
     COUNTY OF  BULLOCH

     On this the 6 day of February, 1998 before me personally appeared E. Samuel Evans who acknowledged himself to be the President of Apple Homes Corporation, a corporation, and that he, being authorized by the Board of Directors, voluntarily executed the foregoing Inventory Security Agreement and Power of Attorney for the purposes therein contained, by signing the name of the corporation by himself.

     In Witness Whereof I Hereto set my hand and Official Seal.

                                                             /s/Frances M. Flake
                                                             -------------------
                                                                   Notary Public

Bombardier Capital                                            FIRST AMENDMENT TO
                                                    INVENTORY SECURITY AGREEMENT
                                                           AND POWER TO ATTORNEY

     This First Amendment to Inventory Security Agreement and Power of Attorney is made as of the 6 day of February, 1998, by and between Bombardier Capital Inc. ("BCI") and Apple Homes Corporation ("Dealer").

     WHEREAS, BCI and Dealer entered into a certain Inventory Security Agreement and Power of Attorney dated as of 2-6-98 (the "ISA") under and pursuant to which BCI provided certain financing to the Dealer for the purchase by Dealer of inventory (as that term is defined in the ISA and incorporated herein by reference);

     WHEREAS, the ISA called for the Dealer to pay BCI certain sums in connection with financing provided by BCI under and pursuant to the ISA;

     WHEREAS, BCI and the Dealer wish to amend the ISA for the purpose of further clarifying their existing agreement with respect to rates charged to the Dealer by BCI under and pursuant to the ISA.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, BCI and the Dealer hereby agree that the ISA is amended to add the following two paragraphs after the second of the two paragraphs lettered b) in Section 3 of the ISA:

     c) The specific interest rate(s) charged to Dealer are stated on individual financial program letters, which letters may be obtained by the Dealer from BCI representatives. The interest rates charged at any given time are determined by the financial programs in force for the specific products that Dealer purchases under this Agreement, and Dealer and BCI agree that the rates charged may fluctuate over time and may vary depending on factors such as the type and brand of Inventory purchased, time of year, age of the Inventory, and/or payment habits of Dealer.

     d) It is the intention of BCI to conform to all applicable laws governing the rates of interest that may be charged. If the amount contracted for, charged or received by BCI exceeds the maximum amount permitted by law, it is agreed that such excess will be considered an error and canceled immediately and, if already paid, shall be refunded to the Dealer or, at BCI's option, applied to other outstanding liabilities of Dealer to BCI.

     As hereby amended, the ISA is affirmed and ratified in all respects.


BCI:                                           DEALER:  Apple Homes Corporation


By:                                            By: /s/ E. Samuel Evans
----------------------------                   -----------------------


Title:Credit Mgr.                              Title: President



                                               By:

                                               Title: